UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/02/2011

Teavana Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35248

Delaware	20-1946316
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3630 Peachtree Road NE, Suite 1480
Atlanta, GA 30326

(Address of principal executive offices, including zip code)

(404) 995-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On September 2, 2011, Teavana Holdings, Inc. (the "Company") issued a press release announcing its financial results for the thirteen and twenty-six weeks ended July 31, 2011 and certain other information. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As previously announced, the Company has scheduled a conference call for 8:00 a.m. EDT on September 2, 2011 to discuss financial results.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.    Regulation FD Disclosure

The following information is intended to be furnished under Item 7.01 of Form 8-K, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference into any filing made under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

In a press release dated September 2, 2011, Teavana Holdings, Inc. announced that one of its subsidiaries has entered into an Area Development and License Agreement with the Alshaya group, which gives the Alshaya group certain rights to open Teavana stores in the countries of Bahrain, Kuwait, Kingdom of Saudi Arabia, Qatar, United Arab Emirates, Egypt, Lebanon and Jordan.

The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits (furnished):

99.1   Press release dated September 2, 2011 entitled, "Teavana Holdings, Inc. Announces Second Quarter Fiscal 2011 Financial Results"

99.2   Press release dated September 2, 2011 entitled, "Teavana Holdings, Inc. Announces Agreement for International Expansion"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teavana Holdings, Inc.

Date: September 02, 2011	By:	/s/ Daniel P. Glennon
Daniel P. Glennon
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release dated September 2, 2011 entitled, "Teavana Holdings, Inc. Announces Second Quarter Fiscal 2011 Financial Results"
EX-99.2	Press release dated September 2, 2011 entitled, "Teavana Holdings, Inc. Announces Agreement for International Expansion"